UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 29, 2004 (Date of earliest event reported)
Rand Capital Corporation (Exact name of registrant as specified in its charter)
NY (State or other jurisdiction of incorporation)	811-1825 (Commission File Number)	16-0961359 (IRS Employer Indentification Number)
	2200 Rand Building, Buffalo, NY (Address of principal executive offices)	14203 (Zip Code)
Registrant's telephone number, including area code: 716-853-0802

Item 7. Financial Statements and Exhibits
(c) Exhibits

Second Quarter Financial Statements

99.1       Press Release of Rand Capital Corporation dated July 29, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004	RAND CAPITAL CORPORATION By: /s/ Daniel P. Penberthy Daniel P. Penberthy CFO